STATEMENT OF ADDITIONAL INFORMATION

Dated October 31, 2007

INTREPID CAPITAL FUND
INTREPID SMALL CAP FUND
INTREPID INCOME FUND
INTREPID ALL CAP FUND

3652 South Third Street
Suite 200
Jacksonville Beach, Florida 32250
Toll free 1-866-996-FUND

This Statement of Additional Information (“SAI”) is not a prospectus and should be read in conjunction with the Prospectus dated October 31, 2007 of Intrepid Capital Management Funds Trust (the “Trust”). This SAI is incorporated by reference into the Trust’ Prospectus. A copy of the Prospectus may be obtained without charge from the Trust at the address and telephone number set forth above.

The following audited financial statements are incorporated by reference from the Annual Report dated September 30, 2006 of the Trust (File No. 811-21625) as filed with the Securities and Exchange Commission on Form N-CSR on December 8, 2006.

Schedule of Investments Statement of Assets and Liabilities Statement of Operations Statement of Changes in Net Assets Financial Highlights Notes to Financial Statements

The following unaudited financial statements are incorporated by reference from the Semi-Annual Report dated March 31, 2007 of the Trust (File No. 811-21625) as filed with the Securities and Exchange commission on Form N-CSR on June 5, 2007.

Schedule of Investments Statement of Assets and Liabilities Statement of Operations Statement of Changes in Net Assets Financial Highlights Notes to Financial Statements

FUND HISTORY AND CLASSIFICATION	4
INVESTMENT RESTRICTIONS	4
INVESTMENT CONSIDERATIONS	5
Illiquid Securities	5
Borrowing	6
Warrants and Convertible Securities	6
High Yield Securities	7
Money Market Instruments	8
American Depository Receipts	8
Other	9
DISCLOSURE OF PORTFOLIO HOLDINGS	9
Fund Service Providers - Fund Administrator, Independent Registered Public Accounting Firm and Custodian	9
Rating and Ranking Organizations	10
Website Disclosure	10
Oversight	10
TRUSTEES AND OFFICERS OF THE TRUST	10
Trustees’ and Officers’ Information	10
Equity Ownership of Trustees	13
Compensation	13
Committees	14
Proxy Voting Policy	14
Code of Ethics	14
MANAGEMENT OWNERSHIP, PRINCIPAL SHAREHOLDERS AND CONTROL PERSONS	14
MANAGEMENT OF THE TRUST	16
Investment Adviser	16
Administrator	17
Custodian	18
Transfer Agent, Dividend Disbursing Agent and Fund Accountant	18
Distributor	18
PORTFOLIO MANAGERS	19
DETERMINATION OF NET ASSET VALUE	21
DISTRIBUTION OF SHARES	22
AUTOMATIC INVESTMENT PLAN AND TELEPHONE PURCHASES	22
REDEMPTION OF SHARES	24
SYSTEMATIC WITHDRAWAL PLAN	24
ALLOCATION OF PORTFOLIO BROKERAGE	25
General	25
Brokerage Commissions	25
TAXES	26
Taxation as Regulated Investment Company	26
Tax Character of Distributions and Redemptions	26
Backup Withholding	26
SHAREHOLDER MEETINGS AND ELECTION OF TRUSTEES	27
CAPITAL STRUCTURE	27
Shares of Beneficial Interest	27
Additional Series	27
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	27
DESCRIPTION OF SECURITIES RATINGS	27
Standard & Poor’s Commercial Paper Ratings	27

Moody’s Short-Term Debt Ratings	28
Standard & Poor’s Ratings For Corporate Bonds	28
Moody’s Ratings for Bonds	29

        No person has been authorized to give any information or to make any representations other than those contained in this SAI and the Prospectus each dated October 31, 2007 and, if given or made, such information or representations may not be relied upon as having been authorized by Intrepid Capital Management Funds Trust.

        This SAI does not constitute an offer to sell securities.

FUND HISTORY AND CLASSIFICATION

        The Trust is a Delaware statutory trust organized on August 27, 2004, is a non-diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust currently has four portfolios: the Intrepid Capital Fund, the Intrepid Small Cap Fund, Intrepid Income Fund and the Intrepid All Cap Fund (each a “Fund” and collectively, the “Funds”). This SAI provides information about all Funds.

INVESTMENT RESTRICTIONS

        The Funds have adopted the following investment restrictions which are matters of fundamental policy. Each Fund’s investment restrictions cannot be changed without approval of the holders of the lesser of (i) 67% of such Fund’s shares present or represented at a shareholder’s meeting at which the holders of more than 50% of such shares are present or represented; or (ii) more than 50% of the outstanding shares of such Fund.

1.	None of the Funds may purchase securities of any issuer if the purchase would cause more than five percent of the value of a Fund’s total assets to be invested in securities of such issuer (except securities of the U.S. government or any agency or instrumentality thereof), or purchase more than ten percent of the outstanding voting securities of any one issuer, except that up to 50% of each Fund’s total assets may be invested without regard to these limitations.

2.	Each Fund may sell securities short and write put and call options to the extent permitted by the 1940 Act.

3.	None of the Funds may purchase securities on margin (except for such short term credits as are necessary for the clearance of transactions), except that each Fund may (i) borrow money to the extent permitted by the Act, as provided in Investment Restriction No. 4; (ii) purchase or sell futures contracts and options on futures contracts; (iii) make initial and variation margin payments in connection with purchases or sales of futures contracts or options on futures contracts; and (iv) write or invest in put or call options.

4.	Each Fund may borrow money or issue senior securities to the extent permitted by the 1940 Act.

5.	Each Fund may pledge, hypothecate or otherwise encumber any of its assets to secure its borrowings.

6.	None of the Funds may act as an underwriter or distributor of securities other than of its shares, except to the extent that a Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933, as amended (the “Securities Act”), in the disposition of restricted securities.

7.	None of the Funds may make loans, including loans of securities, except each Fund may acquire debt securities from the issuer or others which are publicly distributed or are of a type normally acquired by institutional investors and each Fund may enter into repurchase agreements.

8.	None of the Funds may invest 25% or more of its total assets (as of the time of purchase) in securities of non-governmental issuers whose principal business activities are in the same industry.

9.	None of the Funds may make investments for the purpose of exercising control or acquiring management of any company.

10.	None of the Funds may invest in real estate or real estate mortgage loans or make any investments in real estate limited partnerships.

11.	None of the Funds may purchase or sell commodities or commodity contracts, except that each Fund may enter into futures contracts, options on futures contracts and other similar instruments.

        The Funds have adopted certain other investment restrictions which are not fundamental policies and which may be changed by the Trust’s Board of Trustees without shareholder approval. These additional restrictions are as follows:

12.	None of the Funds will acquire or retain any security issued by a company, an officer or trustee which is an officer or trustee of the Trust or an officer, trustee or other affiliated person of the Funds’ investment adviser.

13.	None of the Funds will invest more than 15% of the value of its net assets in illiquid securities.

14.	None of the Funds will purchase the securities of other investment companies, except: (a) as part of a plan of merger, consolidation or reorganization approved by the shareholders of a Fund; (b) securities of registered open-end investment companies; or (c) securities of registered closed-end investment companies on the open market where no commission results, other than the usual and customary broker’s commission. No purchases described in (b) and (c) will be made if as a result of such purchases (i) a Fund and its affiliated persons would hold more than 3% of any class of securities, including voting securities, of any registered investment company; (ii) more than 5% of a Fund’s net assets would be invested in shares of any one registered investment company; and (iii) more than 10% of a Fund’s net assets would be invested in shares of registered investment companies.

        The aforementioned percentage restrictions on investment or utilization of assets refer to the percentage at the time an investment is made. If these restrictions are adhered to at the time an investment is made, and such percentage subsequently changes as a result of changing market values or some similar event, no violation of a Fund’s fundamental restrictions will be deemed to have occurred. Any changes in a Fund’s investment restrictions made by the Board of Trustees will be communicated to shareholders prior to their implementation.

INVESTMENT CONSIDERATIONS

        The Funds’ Prospectus describes their principal investment strategies and risks. This section expands upon that discussion and also describes non-principal investment strategies and risks.

Illiquid Securities

        Each Fund may invest up to 15% of its net assets in securities for which there is no readily available market (“illiquid securities”). The 15% limitation includes certain securities whose disposition would be subject to legal restrictions (“restricted securities”). However, certain restricted securities that may be resold pursuant to Regulation S or Rule 144A under the Securities Act may be considered liquid. Regulation S permits the sale abroad of securities that are not registered for sale in the United States. Rule 144A permits certain qualified institutional buyers to trade in privately placed securities not registered under the Securities Act. Institutional markets for restricted securities have developed as a result of Rule 144A, providing both ascertainable market values for Rule 144A securities and the ability to liquidate these securities to satisfy redemption requests. However, an insufficient number of qualified institutional buyers interested in purchasing Rule 144A securities held by a Fund could adversely affect their marketability, causing the Fund to sell securities at unfavorable prices.

        The Board of Trustees of the Trust has delegated to Intrepid Capital Management, Inc. (the “Adviser”) the day-to-day determination of the liquidity of a security, although it has retained oversight and ultimate responsibility for such determinations. Although no definite quality criteria are used, the Board of Trustees has directed the Adviser to consider such factors as: (i) the nature of the market for a security (including the institutional private resale markets); (ii) the terms of these securities or other instruments allowing for the disposition to a third party or the issuer thereof (e.g. certain repurchase obligations and demand instruments); (iii) the availability of market quotations; and (iv) other permissible factors.

        Restricted securities may be sold in privately negotiated or other exempt transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act. When registration is required, a Fund may be obligated to pay all or part of the registration expenses and a considerable time may elapse between the decision to sell and the sale date. If, during such period, adverse market conditions were to develop, a Fund might obtain a less favorable price than the price that prevailed when it decided to sell. Illiquid restricted securities will be priced at fair value as determined in good faith by the Board of Trustees.

Borrowing

        Each Fund may borrow money for investment purposes, although none has any present intention of doing so. Borrowing for investment purposes is known as leveraging. Leveraging investments, by purchasing securities with borrowed money, is a speculative technique that increases investment risk, but also increases investment opportunity. When a Fund leverages its investments, the net asset value (“NAV”) per share will increase more when the Fund’s portfolio assets increase in value and decrease more when the portfolio assets decrease in value because substantially all of its assets fluctuate in value and the interest obligations on the borrowings are generally fixed. Interest costs on borrowings may partially offset or exceed the returns on the borrowed funds. Under adverse conditions, a Fund might have to sell portfolio securities to meet interest or principal payments at a time when investment considerations would not favor such sales. As required by the 1940 Act, each Fund must maintain continuous asset coverage (total assets, including assets acquired with borrowed funds, less liabilities exclusive of borrowings) of 300% of all amounts borrowed. If, at any time, the value of a Fund’s assets should fail to meet this 300% coverage test, the Fund will reduce the amount of the Fund’s borrowings to the extent necessary to meet this 300% coverage within three business days. Maintenance of this percentage limitation may result in the sale of portfolio securities at a time when investment considerations would not favor such sales.

        In addition to borrowing for investment purposes, each Fund is authorized to borrow money from banks as a temporary measure for extraordinary or emergency purposes. For example, a Fund may borrow money to facilitate management of the Fund’s portfolio by enabling the Fund to meet redemption requests when the liquidation of portfolio investments would be inconvenient or disadvantageous. To the extent such borrowings do not exceed 5% of the value of a Fund’s total assets at the time of borrowing and are promptly repaid, they will not be subject to the foregoing 300% asset coverage requirement.

Warrants and Convertible Securities

        Each Fund may purchase rights and warrants to purchase equity securities. Rights and warrants are options to purchase equity securities at a specific price valid for a specific period of time. Investments in rights and warrants are speculative in that they have no voting rights, pay no dividends and have no rights with respect to the assets of the corporation issuing them. They do not represent ownership of securities, rather the right to buy them. Rights and warrants differ from call options in that rights and warrants are issued by the issuer of the security that may be purchased on their exercise, whereas call options may be written or issued by anyone. The prices of rights (if traded independently) and warrants do not necessarily move parallel to the prices of the underlying securities. Rights and warrants involve the risk that a Fund could lose the purchase value of the warrant if the warrant is not exercised prior to its expiration. They also involve the risk that the effective price paid for the warrant added to the subscription price of the related security may be greater than the value of the subscribed security’s market price.

        Each Fund may also invest in convertible securities. Convertible securities are debt securities or preferred stocks of corporations that are convertible into or exchangeable for common stocks. The Adviser will select only those convertible securities for which it believes (i) the underlying common stock is a suitable investment for a Fund; and (ii) a greater potential for total return exists by purchasing the convertible security because of its higher yield and/or favorable market valuation. (For the Income Fund, the Adviser will consider only the potential for total return.) Most of a Fund’s investment in convertible debt securities will be rated less than investment grade. Debt securities rated less than investment grade are commonly referred to as “junk bonds.” For additional information regarding convertible securities, please see “High Yield Securities” below.

High Yield Securities

        Each Fund may invest in corporate debt securities, including bonds and debentures (which are long-term) and notes (which may be short or long-term). These debt securities may be rated investment grade by Standard & Poor’s® (“S&P®”) or Moody’s Investors Service©, Inc. (“Moody’s”). Securities rated BBB by S&P® or Baa by Moody’s, although investment grade, exhibit speculative characteristics and are more sensitive than higher rated securities to changes in economic conditions.

        Each Fund may also invest in securities that are rated below investment grade, commonly referred to as junk bonds or high yield securities. Investments in high yield securities, while providing greater income and opportunity for gain than investments in higher-rated securities, entail relatively greater risk of loss of income or principal. Market prices of high yield, lower-grade obligations may fluctuate more than market prices of higher-rated securities. Lower grade, fixed income securities tend to reflect short-term corporate and market developments to a greater extent than higher-rated obligations which, assuming no change in their fundamental quality, react primarily to fluctuations in the general level of interest rates.

        The Intrepid Capital Fund and the Intrepid Income Fund normally will not purchase convertible securities that are rated lower than “CCC” by S&P® or “Caa” by Moody’s, and will not continue to hold convertible securities downgraded lower than “C” by S&P® or Moody’s. Notwithstanding the foregoing, the Intrepid Income Fund may purchase convertible securities in default if it believes the default will be cured and the Intrepid Capital Fund may purchase convertible securities in default if it believes the default will be cured or in situations where the Intrepid Capital Fund believes it is more appropriate to evaluate the security as if it were an equity investment.

        The high yield market at times is subject to substantial volatility. An economic downturn or increase in interest rates may have a more significant effect on high yield securities and their markets, as well as on the ability of securities’ issuers to repay principal and interest. Issuers of high yield securities may be of low creditworthiness and the high yield securities may be subordinated to the claims of senior lenders. During periods of economic downturn or rising interest rates the issuers of high yield securities may have greater potential for insolvency and a higher incidence of high yield bond defaults may be experienced.

        The prices of high yield securities are generally less sensitive to interest rate changes than higher-rated investments, but are more sensitive to adverse economic changes or individual corporate developments. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals, and to obtain additional financing. If the issuer of a high yield security owned by a Fund defaults, the Fund may incur additional expenses in seeking recovery. Periods of economic uncertainty and changes can be expected to result in increased volatility of the market prices of high yield securities and a Fund’s NAV. Yields on high yield securities will fluctuate over time. Furthermore, in the case of high yield securities structured as zero-coupon or pay-in-kind securities, their market prices are affected to a greater extent by interest rate changes and therefore tend to be more volatile than the market prices of securities which pay interest periodically and in cash.

        Certain securities held by a Fund, including high yield securities, may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, the Fund would have to replace the security with a lower yielding security, resulting in a decreased return for the investor. Conversely, a high yield security’s value will decrease in a rising interest rate market, as will the value of a Fund’s net assets.

        In response to adverse publicity or investor perceptions, the secondary market for high yield securities may at times become less liquid making it more difficult for a Fund to accurately value or dispose of high yield securities. To the extent a Fund owns or may acquire illiquid or restricted high yield securities, these securities may involve special registration responsibilities, liabilities and costs, liquidity difficulties and judgment will play a greater role in valuation because there is less reliable and objective data available.

        Special tax considerations are associated with investing in high yield bonds structured as zero-coupon or pay-in-kind securities. A Fund will report the interest on these securities as income even though it receives no cash interest until the security’s maturity or payment date. Further, each Fund must distribute substantially all of its income to its shareholders to qualify for pass-through treatment under the tax law. Accordingly, a Fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash or may have to borrow to satisfy distribution requirements.

        Credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield securities. Since credit rating agencies may fail to timely change the credit ratings to reflect subsequent events, the Adviser monitors the issuers of high yield securities in the portfolio to determine if the issuers will have sufficient cash flow and profits to meet required principal and interest payments, and to attempt to assure the securities’ liquidity so a Fund can meet redemption requests. To the extent that a Fund invests in high yield securities, the achievement of its investment objective may be more dependent on the Adviser’s credit analysis than would be the case for higher quality bonds. A Fund may retain a portfolio security whose rating has been changed.

Money Market Instruments

        Each Fund may invest in cash and money market securities in order to take a temporary defensive position or have assets available to pay expenses, satisfy redemption requests or take advantage of investment opportunities. The money market securities in which the Funds invest include U.S. Treasury Bills, commercial paper, commercial paper master notes and repurchase agreements.

        Each Fund may invest in commercial paper or commercial paper master notes rated, at the time of purchase, A-1 or A-2 by S&P® or Prime-1 or Prime-2 by Moody’s. Commercial paper master notes are demand instruments without a fixed maturity bearing interest at rates that are fixed to known lending rates and automatically adjusted when such lending rates change.

        Under a repurchase agreement, a Fund purchases a debt security and simultaneously agrees to sell the security back to the seller at a mutually agreed-upon future price and date, normally one day or a few days later. The resale price is greater than the purchase price, reflecting an agreed-upon market interest rate during the Fund’s holding period. While the maturities of the underlying securities in repurchase transactions may be more than one year, the term of each repurchase agreement will always be less than one year. The Funds will enter into repurchase agreements only with member banks of the Federal Reserve system or primary dealers of U.S. government securities. The Adviser will monitor the creditworthiness of each of the firms that is a party to a repurchase agreement with a Fund. In the event of a default or bankruptcy by the seller, a Fund will liquidate those securities (whose market value, including accrued interest, must be at least equal to 100% of the dollar amount invested by the Fund in each repurchase agreement) held under the applicable repurchase agreement, which securities constitute collateral for the seller’s obligation to pay. However, liquidation could involve costs or delays and, to the extent proceeds from the sale of these securities were less than the agreed-upon repurchase price a Fund would suffer a loss. A Fund also may experience difficulties and incur certain costs in exercising its rights to the collateral and may lose the interest the Fund expected to receive under the repurchase agreement. Repurchase agreements usually are for short periods of time, such as one week or less, but may be longer. It is the current policy of the Funds to treat repurchase agreements that do not mature within seven days as illiquid for the purposes of its investments policies.

        Each Fund may also invest in securities issued by other investment companies that invest in high quality, short-term debt securities (i.e., money market instruments). In addition to the advisory fees and other expenses each Fund bears directly in connection with its own operations, as a shareholder of another investment company, the Fund would bear its pro rata portion of the other investment company’s advisory fees and other expenses, and such fees and other expenses will be borne indirectly by the Fund’s shareholders.

American Depository Receipts

        The Intrepid Capital Fund, Intrepid Small Cap Fund and Intrepid All Cap Fund may invest in American Depository Receipts (“ADRs”). ADRs evidence ownership of underlying securities issued by a foreign corporation. ADR facilities may be either “sponsored” or “unsponsored.” While similar, distinctions exist relating to the rights and duties of ADR holders and market practices. A depository may establish an unsponsored facility without the participation by or consent of the issuer of the deposited securities, although a letter of non-objection from the issuer is often requested. Holders of unsponsored ADRs generally bear all the costs of such facility, which can include deposit and withdrawal fees, currency conversion fees and other service fees. The depository of an unsponsored facility may be under no duty to distribute shareholder communications from the issuer or to pass through voting rights. Issuers of unsponsored ADRs are not obligated to disclose material information in the U.S. and, therefore, there may not be a correlation between such information and the market value of the ADR. Sponsored facilities enter into an agreement with the issuer that sets out rights and duties of the issuer, the depository and the ADR holder. This agreement also allocates fees among the parties. Most sponsored agreements also provide that the depository will distribute shareholder notices, voting instruments and other communications. The Intrepid Capital Fund, the Intrepid Small Cap Fund and the Intrepid All Cap Fund may invest in sponsored and unsponsored ADRs.

Other

        Although each Fund may sell securities short or write put or call options to the extent permitted by the 1940 Act, none of the Funds currently has any intention of doing so. In addition, although each Fund may enter into futures contracts, options on futures contracts and other similar instruments, none of the Funds currently has any intention of doing so.

Temporary Investments

        Each Fund may, in response to adverse market, economic or other conditions, take temporary defensive positions. This means a Fund will invest some or all of its assets in money market instruments (like U.S. Treasury Bills, commercial paper or repurchase agreements). As a result, a Fund will not be able to achieve its investment objective of long-term capital appreciation or capital appreciation to the extent it invests in money market instruments. When each Fund is not taking a temporary defensive position, it will still hold some cash and money market instruments so that it can pay expenses, satisfy redemption requests or take advantage of investment opportunities.

PORTFOLIO TURNOVER

        None of the Funds actively trades for short-term profits, but when the circumstances warrant, securities may be sold without regard to the length of time held. The annual portfolio turnover rate indicates changes in a Fund’s portfolio and is calculated by dividing the lesser of purchases or sales of portfolio securities (excluding securities having maturities at acquisition of one year or less) for the fiscal year by the monthly average of the value of the portfolio securities (excluding securities having maturities at acquisition of one year or less) owned by the Fund during the fiscal year. High portfolio turnover in any year will result in the payment by a Fund of above-average transaction costs and could result in the payment by shareholders of above-average amounts of taxes on realized investment gains. Each Fund estimates that its annual portfolio turnover rate will be less than 100%.

DISCLOSURE OF PORTFOLIO HOLDINGS

Fund Service Providers – Fund Administrator, Independent Registered Public Accounting Firm and Custodian

        The Funds have entered into arrangements with certain third party service providers (fund administrator, independent registered public accounting firm and custodian) for services that require these groups to have access to each Fund’s portfolios on a daily basis. For example, the Funds’ administrator is responsible for maintaining the accounting records of each Fund, which includes maintaining a current portfolio of each Fund. The Funds also undergo an annual audit that requires the Funds’ independent registered public accounting firm to review each Fund’s portfolio. In addition to the Funds’ administrator, the Funds’ custodian also maintains an up-to-date list of each Fund’s holdings. Each of these parties is contractually and/or ethically prohibited from sharing a Fund’s portfolios unless specifically authorized by the Funds.

Rating and Ranking Organizations

        The Funds may provide their portfolio holdings to the following rating and ranking organizations:

Morningstar®, Inc. Lipper Standard & Poor’s® Ratings Group Bloomberg™, L.P. Thomson™ Financial Research

        The Funds’ management has determined that these organizations provide investors with a valuable service and, therefore, are willing to provide them with portfolio information. The Funds may not pay these organizations or receive any compensation from them for providing this information.

        The Funds may provide portfolio information to these organizations on either a monthly or quarterly basis but not prior to ten business days following the end of the period.

Website Disclosure

        Each Fund publishes its top ten holdings at the end of each calendar quarter on its website at www.intrepidcapitalfunds.com. This information is updated approximately 15 to 30 business days following the end of each fiscal quarter. It is available to anyone that visits the website.

Oversight

        The officers of the Trust are responsible for decisions authorizing the disclosure of portfolio holdings. The Trust’s Chief Compliance Officer addresses issues relating to the disclosure of portfolio holdings, if any, in its annual report to the Trustees.

TRUSTEES AND OFFICERS OF THE TRUST

        As a Delaware statutory trust, the business and affairs of the Trust are managed by its officers under the direction of its Board of Trustees (the “Board”). The Board is responsible for the overall management of the Trust. This includes the general supervision and review of each Fund’s investment policies and activities. The Board approves all significant agreements between the Trust and those parties furnishing services to it, which include agreements with the Adviser, Administrator, Custodian and Transfer Agent. The Board appoints officers who conduct and administer each Fund’s day-to-day operations.

Trustees’ and Officers’ Information

        Certain important information regarding each of the trustees and officers of the Trust (including their principal occupations for at least the last five years) is set forth on the following pages.

Name, Address and Age	Position(s) Held with the Fund	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustees(1)
Mark F. Travis	Trustee,	Indefinite	President, Intrepid	Four	None
c/o Intrepid Capital Management	President and	Term;	Capital Management, Inc.
Funds Trust	Treasurer	Since November	(1995-present); Chief
3652 South Third Street		2004	Executive Officer,
Suite 200			Intrepid, Intrepid
Jacksonville Beach, FL 32250			Capital Management, Inc.
Age 45			(2003-present).
Independent Trustees(2)
John J. Broaddus	Trustee	Indefinite	Vice President of	Four	None
c/o Intrepid Capital Management		Term; Since	Development, Sunnyside
Funds Trust		November 2004	Communities (a
3652 South Third Street			retirement community)
Suite 200			(1999-present);
Jacksonville Beach, FL 32250			Principal, Peak
Age 57			Consulting (a management
consulting firm)
(1998-1999); President
and Chief Executive
Officer, Casseo Ice &
Cold Storage (a national
third party logistics,
warehousing, ice
manufacturing and food
distribution company)
(1990-1998).

(1)	“Interested” trustees are trustees who are deemed to be “interested persons” (as defined in the 1940 Act) of the Trust. Mr. Travis is an interested trustee because of his ownership in the Adviser and because he is an officer of the Trust.

(2)	“Independent” trustees are trustees who are trustees who are not deemed to be “interested persons” (as defined in the 1940 Act) of the Trust.

Name, Address and Age	Position(s) Held with the Fund	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees(1)
Roy F. Clarke	Trustee	Indefinite	Current Mission House	Four	None
c/o Intrepid Capital Management		Term; Since	Volunteer Unit
Funds Trust		November 2004	Commissioner, Osceola
3652 South Third Street			District of the Boy
Suite 200			Scouts of America
Jacksonville Beach, FL 32250			(2000-present); Alumni
Age 66			board and student
recruitment, Emory
University (Oxford
College) (1995-present);
Private dentistry
practice (1974-2002)
Peter R. Osterman, Jr.	Trustee	Indefinite	Chief Financial Officer,	Four	None
c/o Intrepid Capital Management		Term; Since	W&O Supply, Inc. (a
Funds Trust		November 2004	distribution company)
3652 South Third Street			(2001-present);
Suite 200			Controller, Encompass
Jacksonville Beach, FL 32250			Management Co.
Age 58			(1999-2000); Controller,
Media One (1998-1999)
Ed Vandergriff, Jr.	Trustee	Indefinite	President, Development	Four	None
c/o Intrepid Capital Management		Term; Since	Catalysts (a real estate
Funds Trust		November 2004	finance and development
3652 South Third Street			company) (2000-present);
Suite 200			Executive Vice President
Jacksonville Beach, FL 32250			and Chief Financial
Age 57			Officer, Haskell Company
(a design construction
and development company
for commercial
structures) (1981-2000)

(1)	“Independent” trustees are trustees who are not deemed to be “interested persons” (as defined in the 1940 Act) of the Trust.

Name, Address and Age	Position(s) Held with the Fund	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Officers
Donald White	Secretary	Indefinite	Chief Financial Officer,	N/A	N/A
c/o Intrepid Capital Management		Term; Since	Intrepid Capital
Funds Trust		November 2004	Management Inc.
3652 South Third Street			(2003-present);
Suite 200			Independent Business
Jacksonville Beach, FL 32250			Consultant (2002-2003);
Age 46			Vice President of
Finance and Operations,
MunicipalTrade.com
(2000-2002); Vice
President of Global
Professional Services,
Computer Associates
(1999-2000).

Equity Ownership of Trustees

Dollar Range of Equity Securities Owned:	Interested Trustees:	Disinterested Trustees:
	Mark F. Travis	John J. Broaddus	Roy F. Clarke	Peter R. Osterman, Jr.	Ed Vandergriff, Jr.

Intrepid Capital Fund	Above $100,000	$1 - $10,000	$10,001 -	$ 0	$1 - $10,000
$ 50,000

Intrepid Small Cap Fund	Above $100,000	$ 0	$1 - $10,000	$10,001-$50,000	$ 0

Aggregate Dollar Range of
Equity Securities in the	Above $100,000	$1 - $10,000	$10,001 -	$10,001-$50,000	$1 - $10,000
Intrepid Capital Management					$ 50,000
Funds Trust

        The Intrepid Income Fund and the Intrepid All Cap Fund had not commenced operations as of the date of this SAI.

Compensation

        The Trust’s standard method of compensating non-interested Trustees is to pay each such Trustee an annual retainer of $1,000 and a fee of $500 for each meeting of the Board of Trustees attended. The Trust also reimburses such Trustees for their reasonable travel expenses incurred in attending meetings of the Board of Trustees. The Trust does not provide pension or retirement benefits to its Trustees and officers. The aggregate compensation paid by the Trust to each officer or non-interested Trustee during the Trust’s fiscal period ending September 30, 2006 is set forth below:

Name of Person, Position	Aggregate Compensation from the Intrepid Capital Fund	Aggregate Compensation from the Intrepid Small Cap Fund	Total Compensation from Trust Paid to Trustees
Non-Interested Trustees
John J. Broaddus	$3,464	$124	$3,588
Roy F. Clarke	$2,626	$124	$2,750
Peter R. Osterman, Jr.	$2,154	$96	$2,250
Ed Vandergriff, Jr.	$2,626	$124	$2,750
Interested Trustees
Mark F. Travis,
President & Treasurer	$0	$0	$0

Committees

        The Trust’s Board of Trustees has created an Audit Committee, whose members are Messrs. Broaddus, Clarke, Osterman and Vandergriff. The primary functions of the Audit Committee are to select the independent registered public accounting firm to be retained to perform the annual audit of the Funds, to review the results of the audit, to review the Trust’s internal controls and to review certain other matters relating to the Trust’s independent registered public accounting firm and financial records. The Trust’s Board of Trustees has no other committees. The Audit Committee met twice during the Trust’s fiscal year ending September 30, 2006.

Proxy Voting Policy

        Each Fund has directed the Adviser to vote proxies in accordance with the “Wall Street Rule” (i.e., the Adviser will either vote as management recommends or sell the stock prior to the meeting). The Funds believe that following the “Wall Street Rule” is consistent with the economic best interests of each Fund. Consistent with its duty of care, the Adviser monitors proxy proposals just as it monitors other corporate events affecting the companies in which the Funds invest.

        There may be instances where the interests of the Adviser may conflict or appear to conflict with the interests of a Fund. In such situations the Adviser will, consistent with its duty of care and duty of loyalty, vote the securities in accordance with its pre-determined voting policy, the “Wall Street Rule,” but only after disclosing any such conflict to the Trust’s Board of Trustees prior to voting and affording the Board the opportunity to direct the Adviser in the voting of such securities.

        Information on how the Funds voted proxies relating to its portfolio securities during the most recent twelve-month period ending June 30 is available at the Fund’s website at http://www.intrepidcapitalfunds.com or the website of the SEC at http://www.sec.gov.

Code of Ethics

        The Trust and the Adviser have adopted a code of ethics pursuant to Rule 17j-1 under the Act. The code of ethics permits personnel subject thereto to invest in securities, including securities that may be purchased or held by the Fund. The code of ethics prohibits, among other things, persons subject thereto from purchasing or selling securities if they know at the time of such purchase or sale that the security is being considered for purchase or sale by the Fund or is being purchased or sold by the Fund.

MANAGEMENT OWNERSHIP, PRINCIPAL SHAREHOLDERS AND CONTROL PERSONS

        A principal shareholder is any person who owns of record or beneficially 5% or more of the outstanding shares of a Fund. A control person is a shareholder that owns beneficially or through controlled companies more than 25% of the voting securities of a company or acknowledges the existence of control. Shareholders owning voting securities in excess of 25% may determine the outcome of any matter affecting and voted on by shareholders of a Fund. As of March 31, 2007, the following shareholders were considered to be either a control person or principal shareholder of the Fund:

Intrepid Capital Fund

Name and Address	% Ownership	Nature of Ownership
Charles Schwab & Co.	17.75%	Holder of Record
101 Montgomery Street
San Francisco, CA 94104-4151

Intrepid Small Cap Fund

Name and Address	% Ownership	Nature of Ownership
Charles Schwab & Co.	26.77%	Holder of Record
101 Montgomery Street
San Francisco, CA 94104-4151

National Financial Services LLC	12.00%	Holder of Record
For the exclusive benefit of our customers
200 Liberty Street
New York, NY 10281-1003

Intrepid Capital Management	6.44%	Holder of Record &
3652 South Third Street		Beneficial Owner
Suite 200
Jacksonville Beach, FL		32250-6092

John W. White, Jr. IRA	6.40%	Holder of Record &
6595 E. Celsian Pl.		Beneficial Owner
Tucson, AZ		85750-0703

Guy T. Selander Trust	6.17%	Holder of Record &
FBO Nicolas S. & Yolanda M. Patino		Beneficial Owner
Irrevocable Trust U/A 08/05/1999
1354 North Laura St.
Jacksonville, FL 32206-4916

Edward E. Page III IRA	6.07%	Holder of Record &
32 Broughton Rd.		Beneficial Owner
Charleston, SC 29407-7548

        As of March 31, 2007, the Trustees and Officers as a group owned 0.61% of the Intrepid Capital Fund and 4.17% of the Intrepid Small Cap Fund.

MANAGEMENT OF THE TRUST

Investment Adviser

        The investment adviser to each Fund is Intrepid Capital Management, Inc., 3652 South Third Street, Suite 200, Jacksonville Beach, FL 32250. The Adviser is a wholly-owned subsidiary of Intrepid Capital Corporation.

        Pursuant to each Advisory Agreement, the Adviser furnishes continuous investment advisory services to the Funds. The Adviser supervises and manages the investment portfolio of each Fund and, subject to such policies as the Board of Trustees of the Trust may determine, directs the purchase or sale of investment securities in the day-to-day management of each Fund. Under the Advisory Agreements, the Adviser, at its own expense and without separate reimbursement from the Funds, furnishes office space and all necessary office facilities, equipment and executive personnel for managing the Funds and maintaining their organization; bears all sales and promotional expenses of the Funds, other than distribution expenses paid by the Funds pursuant to the Funds’ Service and Distribution Plan, and expenses incurred in complying with the laws regulating the issue or sale of securities; and pays salaries and fees of all officers and trustees of the Trust (except the fees paid to trustees who are not officers of the Trust). For the foregoing, (i) the Intrepid Capital Fund will pay the Adviser a monthly fee based on the Fund’s average daily net assets at the annual rate of 1.00% on the first $500 million of that Fund’s average daily net assets and 0.80% of that Fund’s average daily net assets in excess of $500 million; (ii) the Intrepid Small Cap Fund will pay the Adviser a monthly fee at the annual rate of 1.00% of the Fund’s average daily net assets; (iii) the Intrepid Income Fund will pay the Adviser a monthly fee at the annual rate of 0.75% of the Fund’s average daily net assets; and (iv) the Intrepid All Cap Fund will pay the Adviser a monthly fee based on the first $500 million of that Fund’s average daily net assets and 0.80% of that Fund’s average daily net assets in excess of $500 million.

        The Funds pay all of their expenses not assumed by the Adviser, including, but not limited to, the costs of preparing and printing the registration statements required under the Securities Act and the 1940 Act and any amendments thereto, the expenses of registering their shares with the SEC and in various states, the printing and distribution cost of prospectuses mailed to existing shareholders, the cost of trustee and officer liability insurance, reports to shareholders, reports to government authorities and proxy statements, interest charges, brokerage commissions and expenses incurred in connection with portfolio transactions. The Trust also pays the fees of trustees who are not officers of the Trust, salaries of administrative and clerical personnel, association membership dues, auditing and accounting services, fees and expenses of any custodian having custody of assets of the Funds, expenses of calculating NAVs and repurchasing and redeeming shares, and charges and expenses of dividend disbursing agents, registrars and share transfer agents, including the cost of keeping all necessary shareholder records and accounts and handling any problems relating thereto.

        Pursuant to the Advisory Agreements, the Adviser has undertaken to reimburse each Fund to the extent that its aggregate annual operating expenses, including the investment advisory fee, but excluding interest, dividends on short positions, taxes, brokerage commissions and other costs incurred in connection with the purchase or sale of portfolio securities, and extraordinary items, exceed that percentage of the average net assets of the Fund for such year, as determined by valuations made as of the close of each business day of the year, which is the most restrictive percentage provided by the state laws of the various states in which the shares of the Fund are qualified for sale or, if the states in which the shares of the Fund are qualified for sale impose no such restrictions, 3.00%.

        In addition, under separate agreements, the Adviser has contractually agreed to reduce its fees and/or reimburse each Fund to the extent necessary to ensure that aggregate annual operating expenses do not exceed 1.95% for the Intrepid Capital Fund and the Intrepid Small Cap Fund annually through September 30, 2007, 1.25% for the Intrepid Income Fund annually through September 30, 2008 and 1.95% for the Intrepid All Cap Fund annually through September 30, 2009. Only the Board of Trustees has the power to terminate agreements prior to September 30, 2007 with respect to the Intrepid Capital Fund and the Intrepid Small Cap Fund, September 30, 2008 with respect to the Intrepid Income Fund and September 30, 2009 with respect to the Intrepid All Cap Fund. The Advisor has a right to receive reimbursement for fee reductions and/or expense payments made pursuant to these agreements made in the prior three fiscal years, provided that after giving effect to such reimbursement aggregate annual operating expenses of the Fund making the reimbursement do not exceed 1.95% of average daily net assets of the Intrepid Capital Fund, Intrepid Small Cap Fund and Intrepid All Cap Fund and 1.25% of the average daily net assets of Intrepid Income Fund in the year of reimbursement.

        Each Fund monitors its expense ratio on a monthly basis. If the accrued amount of the expenses of a Fund exceeds the expense limitation, the Fund creates an account receivable from the Adviser for the amount of such excess. In such a situation the monthly payment of the Adviser’s fee will be reduced by the amount of such excess (and if the amount of such excess in any month is greater than the monthly payment of the Adviser’s fee, the Adviser will pay the Fund the amount of such difference), subject to adjustment month by month during the balance of the Fund’s fiscal year if accrued expenses thereafter fall below this limit.

        The Advisory Agreements will remain in effect as long as their continuance is specifically approved at least annually (i) by the Board of Trustees of the Trust or by the vote of a majority (as defined in the 1940 Act) of the outstanding shares of the applicable Fund; and (ii) by the vote of a majority of the trustees of the Trust who are not parties to the Advisory Agreements or interested persons of the Adviser, cast in person at a meeting called for the purpose of voting on such approval. Each Advisory Agreement provides that it may be terminated at any time without the payment of any penalty by the Board of Trustees of the Trust or by vote of the majority of the applicable Fund’s shareholders on a 60 day written notice to the Adviser, and by the Adviser on the same notice to the Trust, and that it shall be automatically terminated if it is assigned.

        Each Advisory Agreement provides that the Adviser shall not be liable to the Trust or its shareholders for anything other than willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations or duties. Each Advisory Agreement also provides that the Adviser and its officers, trustees and employees may engage in other businesses, devote time and attention to any other business whether of a similar or dissimilar nature, and render services to others.

The table below shows the amount of advisory fees paid by each of the Funds and the amount of fees waived and/or reimbursed by the Adviser for the fiscal periods shown.

	Intrepid Capital Fund		Intrepid Small Cap Fund
	Year Ended September 30, 2006	Year Ended September 30, 2005	Year Ended September 30, 2006	Year Ended September 30, 2005
Advisory Fees Paid	$272,173	$114,993	$14,154	n/a
Waived fees
and/or expenses
reimbursed by Adviser	$35,995	$129,513	$83,915	n/a
Total Fees paid	$236,178	-$14,520	-$69,761	n/a
to the Adviser

The Intrepid Income Fund and the Intrepid All Cap Fund had not commenced operations at September 30, 2006.

Administrator

        The administrator to the Trust is U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202 (the “Administrator”). Pursuant to a Fund Administration Servicing Agreement (the “Administration Agreement”) entered into between the Trust and the Administrator relating to the Funds, the Administrator maintains the books, accounts and other documents required by the Act, responds to shareholder inquiries, prepares each Fund’s financial statements and tax returns, prepares certain reports and filings with the SEC and with state Blue Sky authorities, furnishes statistical and research data, clerical, accounting and bookkeeping services and stationery and office supplies, keeps up and maintains each Fund’s financial and accounting records and generally assists in all aspects of each Fund’s operations. The Administrator, at its own expense and without reimbursement from the Funds, furnishes office space and all necessary office facilities, equipment and executive personnel for performing the services required to be performed by it under the Administration Agreement. For the foregoing, the Administrator will receive from each Fund a fee, paid monthly, at an annual rate of 0.08% for the first $300 million of the Fund’s average net assets, 0.07% for the next $500 million of the Fund’s average net assets and 0.04% of the Fund’s average net assets in excess of $800 million, plus reimbursement for out-of-pocket expenses. Notwithstanding the foregoing, the Administrator’s minimum annual fee is $32,000 for each Fund. The Administration Agreement will remain in effect until terminated by either party. The Administration Agreement may be terminated at any time, without the payment of any penalty, by the Board of Trustees of the Trust upon the giving of a 90 day written notice to the Administrator, or by the Administrator upon the giving of a 90 day written notice to the Trust.

        Under the Administration Agreement, the Administrator shall exercise reasonable care and is not liable for any error or judgment or mistake of law or for any loss suffered by the Trust in connection with the performance of the Administration Agreement, except a loss resulting from willful misfeasance, bad faith or negligence on the part of the Administrator in the performance of its duties under the Administration Agreement.

        The table below shows the amount of fees paid by the Intrepid Capital Fund and the Intrepid Small Cap Fund to the Administrator for the fiscal period shown. The Intrepid Income Fund and the Intrepid Capital Fund had not commenced operations at September 30, 2006.

Fiscal Period	Intrepid Capital Fund	Intrepid Small Cap Fund
January 3, 2005 to September 30, 2005	$30,528	n/a

Year Ended September 30, 2006	$35,244	$32,215

Custodian

        U.S. Bank, N.A., (the “Custodian”) 1555 N. Rivercenter Drive, Suite 302, Milwaukee, Wisconsin 53202, an affiliate of U.S. Bancorp Fund Services, LLC, serves as custodian of the assets of the Fund pursuant to a Custody Agreement. Under the Custody Agreement, the Custodian has agreed to (i) maintain a separate account in the name of each Fund; (ii) make receipts and disbursements of money on behalf of each Fund; (iii) collect and receive all income and other payments and distributions on account of each Fund’s portfolio investments; (iv) respond to correspondence from shareholders, security brokers and others relating to its duties and; (v) make periodic reports to each Fund concerning the Fund’s operations.

Transfer Agent, Dividend Disbursing Agent and Fund Accountant

        U.S. Bancorp Fund Services, LLC (“USBFS”), 615 East Michigan Street, Milwaukee, Wisconsin 53202, also serves as transfer agent and dividend disbursing agent for the Funds under a Transfer Agent Agreement. As transfer and dividend disbursing agent, USBFS has agreed to (i) issue and redeem shares of the Funds; (ii) make dividend and other distributions to shareholders of the Funds; (iii) respond to correspondence by Fund shareholders and others relating to its duties; (iv) maintain shareholder accounts; and (v) make periodic reports to the Funds.

        In addition, the Trust has entered into a Fund Accounting Servicing Agreement with USBFS pursuant to which USBFS has agreed to maintain the financial accounts and records of the Funds and provide other accounting services to the Funds. For its accounting services, USBFS is entitled to receive fees from each Fund, payable monthly, based on the total annual rate of $25,000 for the first $30 million in average net assets of the Fund, 0.0150% on the next $300 million of average net assets, and 0.0100% on average net assets exceeding $330 million, plus reimbursement for out-of-pocket expenses.

Distributor

        Quasar Distributors, LLC (the “Distributor”), an affiliate of USBFS, acts as distributor for the Funds under a Distribution Agreement. Its principal business address is 615 East Michigan Street, Milwaukee, WI 53202. The Distributor sells each Fund’s shares on a best efforts basis. Shares of the Funds are offered continuously.

        For the fiscal year ended September 30, 2006, the Distributor received $29,863 as compensation from the Trust for distribution services for the Trust.

PORTFOLIO MANAGERS

        The sole investment adviser to the Funds is Intrepid Capital Management, Inc. The portfolio managers for the Funds have responsibility for the day-to-day management of accounts other than the Funds. Information regarding these other accounts is set forth below. The number of accounts and assets is shown as of December 31, 2006.

	Number of Other Accounts Managed and Total Assets by Account Type			Number of Accounts and Total Assets for which Advisory Fee is Performance-Based
Name of Portfolio Manager	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Mark Travis	1	1	0	0	1	0
	$32 million	$20 million			$20 million

Eric Cinnamond	0	0	44	0	0	0
			$32 million

Gregory Estes	0	0	115	0	0	0
			$118 million

Jayme Wiggins	0	0	10	0	0	0
			$25 million

        The portfolio managers are responsible for managing other accounts. The Adviser typically assigns accounts with similar investment strategies to the portfolio managers to mitigate the potentially conflicting strategies of accounts. Other than potential conflicts between investment strategies, the side-by-side management of both the Funds and other accounts may raise potential conflicts of interest due to the interest held by the Adviser or one of its affiliates in an account, the fact that one account has a performance-based investment advisory fee and certain trading practices used by the portfolio managers (for example, cross trade between a Fund and another account and allocation of aggregated trades). The Adviser has developed policies and procedures reasonably designed to mitigate these conflicts. In particular, the Adviser has adopted policies limiting the ability of portfolio managers to cross securities between Funds and policies to ensure the fair allocation of securities purchased on an aggregated basis.

        The portfolio managers are compensated in various forms. The following table outlines the forms of compensation paid to each portfolio manager as of December 31, 2006.

Name of Portfolio Manager	Form of Compensation	Source of Compensation	Method Used to Determine Compensation (Including Any Differences in Method)
Mark Travis	Salary	Intrepid Capital	Mr. Travis’ salary is
		Management, Inc.	determined on an annual basis
and it is a fixed amount
throughout the year. It is
not based on the performance
of the Funds or on the value
of the assets held in the
Funds’ portfolios.

	Bonus	Intrepid Capital	Mr. Travis receives a bonus
		Management, Inc.	based on the profitability of
the Adviser.

Eric Cinnamond	Salary	Intrepid Capital	Mr. Cinnamond’s salary is
		Management, Inc.	determined on an annual basis
and it is a fixed amount
throughout the year. It is
not based on the performance
of the Funds or on the value
of the assets held in the
Funds’ portfolios.

Name of Portfolio Manager	Form of Compensation	Source of Compensation	Method Used to Determine Compensation (Including Any Differences in Method)

	Bonus	Intrepid Capital	Mr. Cinnamond receives a
		Management, Inc.	bonus based on his
performance and the
profitability of the Adviser.

Gregory Estes	Salary	Intrepid Capital	Mr. Estes’ salary is
		Management, Inc.	determined on an annual basis
and it is a fixed amount
throughout the year. It is
not based on the performance
of the Funds or on the value
of the assets held in the
Funds’ portfolios.

	Bonus	Intrepid Capital	Mr. Estes receives a bonus
		Management, Inc.	based on his performance and
the profitability of the
Adviser.

Jayme Wiggins	Salary	Intrepid Capital	Mr. Wiggins’ salary is
		Management, Inc.	determined on an annual basis
and it is a fixed amount
throughout the year. It is
not based on the performance
of the Funds or on the value
of the assets held in the
Funds’ portfolios.

	Bonus	Intrepid Capital	Mr. Wiggins receives a bonus
		Management, Inc.	based on his performance and
the profitability of the
Adviser.

        At September 30, 2006, the dollar range of shares of the Funds owned by the portfolio managers are:

Portfolio Manager	Dollar Range of Shares
	Intrepid Capital Fund	Intrepid Small Cap Fund
Mark Travis	Above $100,000	Above $100,000

Eric Cinnamond	$1 - $10,000	$10,000 - $50,000

Gregory Estes	$1 - $10,000	None

Jayme Wiggins	$1 - $10,000	None

The Intrepid Income Fund and the Intrepid All Cap Fund had not commenced operations at September 30, 2006.

DETERMINATION OF NET ASSET VALUE

        The NAV of each Fund will normally be determined as of the close of regular trading (currently 4:00 p.m. Eastern time) on each day the New York Stock Exchange (“NYSE”) is open for trading. The NYSE is open for trading Monday through Friday except New Year’s Day, Dr. Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Additionally, when any of the aforementioned holidays falls on a Saturday, the NYSE will not be open for trading on the preceding Friday and when any such holiday falls on a Sunday, the NYSE will not be open for trading on the succeeding Monday, unless unusual business conditions exist, such as the ending of a monthly or the yearly accounting period. The NYSE also may be closed on national days of mourning. The staff of the SEC considers the NYSE to be closed on any day when it is not open for trading the entire day. On those days a Fund may, but is not obligated to, determine its NAV.

        The per share NAV of a Fund is determined by dividing the value of the Fund’s net assets (i.e., its assets less its liabilities) by the total number of its shares outstanding at that time. In determining the NAV of each Fund’s shares, securities that are listed on national securities exchanges are valued at the last sales price on the securities exchange on which such securities are primarily traded. Securities that are traded on the NASDAQ® National Market or the NASDAQ® SmallCap MarketSM (collectively “NASDAQ® traded securities”) are valued at the NASDAQ® Official Closing Price (“NOCP”). Exchange-traded securities for which there were no transactions and NASDAQ® traded securities for which there is no NOCP are valued at the most recent bid price. Other securities will be valued by an independent pricing service at the most recent bid price, if market quotations are readily available. Any securities for which there are no readily available market quotations and other assets will be valued at their value as determined in good faith by the Board of Trustees.

An example of how the Funds calculated the net asset value per share as of September 30, 2006 is as follows:

Intrepid Capital Fund

Net Assets	=	Net Asset Value per share
Shares Outstanding
$27,845,209	=	$10.18
2,735,880

Intrepid Small Cap Fund

Net Assets	=	Net Asset Value per share
Shares Outstanding
$1,992,901	=	$10.37
192,093

DISTRIBUTION OF SHARES

        The Trust has adopted a Service and Distribution Plan (the “Plan”). The Plan was adopted in anticipation that the Funds will benefit from the Plan through increased sale of shares, thereby reducing each Fund’s expense ratio and providing the Advisor greater flexibility in management. The Plan authorizes payments by each Fund in connection with the distribution of its shares at an annual rate, as determined from time to time by the Board of Trustees, of up to 0.25% of the Fund’s average daily net assets. Amounts paid under the Plan by a Fund may be spent by a Fund on any activities or expenses primarily intended to result in the sale of shares of the Fund, including, but not limited to, advertising, compensation for sales and marketing activities of financial institutions and others such as dealers and distributors, shareholder account servicing, the printing and mailing of prospectuses to other than current shareholders and the printing and mailing of sales literature. To the extent any activity is one that a Fund may finance without a plan pursuant to Rule 12b-1, the Fund may also make payments to finance such activity outside of the Plan and not subject to its limitations.

        The Plan may be terminated by a Fund at any time by a vote of the trustees of the Trust who are not interested persons of the Trust and who have no direct or indirect financial interest in the Plan or any agreement related thereto (the “Rule 12b-1 Trustees”) or by a vote of a majority of the outstanding shares of the Fund. Messrs. Broaddus, Clarke, Osterman and Vandergriff are currently the Rule 12b-1 Trustees. Any change in the Plan that would materially increase the distribution expenses of a Fund provided for in the Plan requires approval of the Board of Trustees, including the Rule 12b-1 Trustees, and a majority of the Fund’s shares.

        While the Plan is in effect, the selection and nomination of trustees who are not interested persons of the Trust will be committed to the discretion of the trustees of the Trust who are not interested persons of the Trust. The Board of Trustees of the Trust must review the amount and purposes of expenditures pursuant to the Plan quarterly as reported to it by the Distributor or officers of the Trust. The Plan will continue in effect for as long as its continuance is specifically approved at least annually by the Board of Trustees, including the Rule 12b-1 Trustees.

        The tables below show the amount of 12b-1 fees paid by the Intrepid Capital Fund and the Intrepid Small Cap Fund for the fiscal period from January 3, 2005 to September 30, 2005 and the fiscal year ended September 30, 2006.

	12b-1 fees paid
Fund	Year Ended September 30, 2006	Year Ended September 30, 2005
Intrepid Capital Fund	$68,043	$28,748

Intrepid Small Cap Fund	$ 3,538	n/a

For the fiscal year ended September 30, 2006, the following amounts were paid pursuant to the Distribution Plan:

	12b-1 Expenses Paid
	Intrepid Capital Fund	Intrepid Small Cap Fund
Advertising and Marketing	$4,906	$0
Printing and Postage	$0	$0
Payment to distributor	$33,491	$1,874
Payment to dealers	$29,646	$1,664
Compensation to sales personnel	$0	$0
Other Marketing Expenses	$0	$0

The Intrepid Income Fund and the Intrepid All Cap Fund had not commenced operations at September 30, 2006.

AUTOMATIC INVESTMENT PLAN AND TELEPHONE PURCHASES

        The Funds offer an automatic investment option pursuant to which money will be moved from a shareholder’s bank account to the shareholder’s Fund account on the schedule (e.g., monthly, bimonthly, or quarterly) the shareholder selects. The minimum amount required to open an account with an automatic investment plan is $2,500 and the minimum investment amount thereafter is $100 per month.

        The Funds offer a telephone purchase option pursuant to which money will be moved from a shareholder’s bank account to the shareholder’s Fund account upon request. Only bank accounts held at domestic financial institutions that are Automated Clearing House (“ACH”) members can be used for telephone transactions. Shares will be purchased at the NAV calculated on the day of your purchase order if your purchase order is received prior to the close of regular trading on the NYSE (currently 4:00 p.m. Eastern time). The minimum amount that can be transferred by telephone is $100.

Anti-Money Laundering Program

        The Funds have established an Anti-Money Laundering Compliance Program (the “Program”) as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (“USA PATRIOT Act”). To ensure compliance with this law, the Fund’s Program provides for the development of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program and an independent audit function to determine the effectiveness of the Program.

        Procedures to implement the Program include, but are not limited to, determining that the Fund’s Distributor and transfer agent have established proper anti-money laundering procedures, reporting suspicious and/or fraudulent activity and a complete and thorough review of all new opening account applications. The Funds will not transact business with any person or entity whose identity cannot be adequately verified under the provisions of the USA PATRIOT Act.

REDEMPTION OF SHARES

        A shareholder’s right to redeem shares of the Funds will be suspended and the right to payment postponed for more than seven days for any period during which the NYSE is closed because of financial conditions or any other extraordinary reason and may be suspended for any period during which (i) trading on the NYSE is restricted pursuant to rules and regulations of the SEC; (ii) the SEC has by order permitted such suspension; or (iii) such emergency, as defined by rules and regulations of the SEC, exists as a result of which it is not reasonably practicable for a Fund to dispose of its securities or fairly to determine the value of its net assets.

        Each Fund imposes a 2% redemption fee on the value of shares redeemed less than 30 days after purchase. The redemption fee will not apply to (a) shares purchased through reinvested distributions (dividends and capital gains); (b) shares held in employer-sponsored retirement plans, such as 401(k) plans, but will apply to IRA accounts; or (c) through the systematic withdrawal plan. The redemption fee is designed to discourage short-term trading and any proceeds of the fee will be credited to the assets of the Fund.

        In calculating whether a redemption of a Fund’s shares is subject to a redemption fee, a shareholder’s holdings will be viewed on a “first in/first out” basis. This means that, in determining whether any fee is due, the shareholder will be deemed to have sold the shares he or she acquired earliest. The fee will be calculated based on the current NAV of the shares as of the redemption date.

SYSTEMATIC WITHDRAWAL PLAN

        An investor who owns shares of a Fund worth at least $10,000 at the current NAV may, by completing an application which may be obtained from the Trust or USBFS, create a Systematic Withdrawal Plan (“SWP”) from which a fixed sum will be paid to the investor at regular intervals. To establish the SWP, the investor deposits Fund shares with the Trust and appoints the Trust as agent to effect redemptions of shares held in the account for the purpose of making monthly or quarterly withdrawal payments of a fixed amount to the investor out of the account. Fund shares deposited by the investor in the account need not be endorsed or accompanied by a stock power if registered in the same name as the account; otherwise, a properly executed endorsement or stock power, obtained from any bank, broker-dealer or the Trust is required. The investor’s signature should be guaranteed by a bank, a member firm of a national stock exchange or other eligible guarantor.

        The minimum amount of a withdrawal payment is $100. These payments will be made from the proceeds of periodic redemptions of shares in the account at NAV. Redemptions will be made in accordance with the schedule (e.g., monthly, bimonthly, quarterly or yearly, but in no event more frequently than monthly) selected by the investor. If a scheduled redemption is a weekend or a holiday, such redemption will be made on the next business day. Because a SWP may reduce, and eventually deplete, your account over time, investors may want to consider reinvesting all income dividends and capital gains distributions payable by each Fund. The investor may purchase or transfer additional Fund shares in his or her account at any time.

        Withdrawal payments cannot be considered as yield or income on the investor’s investment, since portions of each payment will normally consist of a return of capital. Depending on the size or the frequency of the disbursements requested, and the fluctuation in the value of a Fund’s portfolio, redemptions for the purpose of making such disbursements may reduce or even exhaust the investor’s account.

        The investor may vary the amount or frequency of withdrawal payments, temporarily discontinue them, or change the designated payee or payee’s address, by notifying USBFS in writing 30 days prior to the next payment.

ALLOCATION OF PORTFOLIO BROKERAGE

General

        Each Fund’s securities trading and brokerage policies and procedures are reviewed by and subject to the supervision of the Trust’s Board of Trustees. Decisions to buy and sell securities for the Funds are made by the Adviser subject to review by the Trust’s Board of Trustees. In placing purchase and sale orders for portfolio securities for the Funds, it is the policy of the Adviser to seek the best execution of orders at the most favorable price in light of the overall quality of brokerage and research services provided, as described in this and the following paragraphs. Many of these transactions involve payment of a brokerage commission by the Funds. In some cases, transactions are with firms who act as principals of their own accounts. In selecting brokers to effect portfolio transactions, the determination of what is expected to result in best execution at the most favorable price involves a number of largely judgmental considerations. Among these are the Adviser’s evaluation of the broker’s efficiency in executing and clearing transactions, block trading capability (including the broker’s willingness to position securities) and the broker’s reputation, financial strength and stability. The most favorable price to a Fund means the best net price without regard to the mix between purchase or sale price and commission, if any. Over-the-counter securities may be purchased and sold directly with principal market makers who retain the difference in their cost in the security and its selling price (i.e., “markups” when a market maker sells a security and “markdowns” when the market maker purchases a security). In some instances, the Adviser feels that better prices are available from non-principal market makers who are paid commissions directly.

        In allocating brokerage business for the Funds, the Adviser also takes into consideration the research, analytical, statistical and other information and services provided by the broker, such as general economic reports and information, reports or analyses of particular companies or industry groups, market timing and technical information, and the availability of the brokerage firm’s analysts for consultation. While the Adviser believes these services have substantial value, they are considered supplemental to the Adviser’s own efforts in the performance of its duties under the Advisory Agreements. Other clients of the Adviser may indirectly benefit from the availability of these services to the Adviser, and the Funds may indirectly benefit from services available to the Adviser as a result of transactions for other clients. The Advisory Agreements provide that the Adviser may cause the Funds to pay a broker that provides brokerage and research services to the Adviser a commission for effecting a securities transaction in excess of the amount another broker would have charged for effecting the transaction, if the Adviser determines in good faith that such amount of commission is reasonable in relation to the value of brokerage and research services provided by the executing broker viewed in terms of either the particular transaction or the Adviser’s overall responsibilities with respect to the Funds and the other accounts as to which it exercises investment discretion.

Brokerage Commissions

        An aggregate brokerage commission paid by the Intrepid Capital Fund and the Intrepid Small Cap Fund for the following fiscal periods is shown in the table below. The Intrepid Income Fund had not commenced operations as of the date of this SAI.

	Brokerage Fees Paid
Fund	Year Ended September 30, 2006	Year Ended September 30, 2005
Intrepid Capital Fund	$ 7,741	$24,937
Intrepid Small Cap Fund	$ 2,855	n/a

        Aggregate brokerage commissions paid by the Intrepid Capital Fund and the Intrepid Small Cap Fund to brokers who provided brokerage and research services for the following fiscal periods are shown in the table below.

b-25

	Intrepid Capital Fund		Intrepid Small Cap Fund
	Year Ended September 30, 2006	Year Ended September 30, 2005	Year Ended September 30, 2006	Year Ended September 30, 2005
Commissions Paid to Brokers Who	$917	$9,858	$274	n/a
Supplied Research Services
Total Dollar Amount	$1,040,717	$6,681,794	$110,199	n/a
Involved in Such Transactions

TAXES

        This section is not intended to be a complete discussion of present or proposed federal income tax laws and the effect of such laws on an investor. Investors are urged to consult with their respective tax advisers for a complete review of the tax ramifications of an investment in the Funds.

Taxation as Regulated Investment Company

        Each Fund intends to qualify annually for and elect tax treatment applicable to a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”).

        In order to qualify as a regulated investment company under Subchapter M, each Fund must have at least 90% of its annual gross income derived from qualified sources and each Fund must have at least 50% of its assets invested in qualified assets for each quarter during a fiscal year, in addition to meeting other code requirements.

        If a Fund fails to qualify as a regulated investment company under Subchapter M in any fiscal year, it will be treated as a corporation for federal income tax purposes. As such, the Fund would be required to pay income taxes on its net investment income and net realized capital gains, if any, at the rates generally applicable to corporations. Shareholders of the Fund would not be liable for income tax on the Fund’s net investment income or net realized capital gains in their individual capacities. Distributions to shareholders, whether from the Fund’s net investment income or net realized capital gains, would be treated as taxable dividends to the extent of current or accumulated earnings and profits of the Fund.

Tax Character of Distributions and Redemptions

        Each Fund intends to distribute substantially all of its net investment income and net capital gain each fiscal year. Dividends from net investment income and short-term capital gains are taxable to investors as ordinary income (although a portion of such dividends may be taxable to investors at the lower rate applicable to dividend income), while distributions of net long-term capital gains are taxable as long-term capital gain regardless of the shareholder’s holding period for the shares. Distributions from each Fund are taxable to investors, whether received in cash or in additional shares of the Fund.

        Any dividend or capital gain distribution paid shortly after a purchase of shares of a Fund, will have the effect of reducing the per share NAV of such shares by the amount of the dividend or distribution. Furthermore, if the NAV of the shares of a Fund immediately after a dividend or distribution is less than the cost of such shares to the shareholder, the dividend or distribution will be taxable to the shareholder even though it results in a return of capital to him or her.

        Redemption of shares will generally result in a capital gain or loss for income tax purposes. Such capital gain or loss will be long term or short term, depending upon the holding period. However, if a loss is realized on shares held for six months or less, and the investor received a capital gain distribution during that period, then such loss is treated as a long-term capital loss to the extent of the capital gain distribution received.

Backup Withholding

        The Funds may be required to withhold Federal income tax at a rate of 28% (“backup withholding”) from dividend payments and redemption proceeds if a shareholder fails to furnish the Funds with his or her social security or other tax identification number and certify under penalty of perjury that such number is correct and that he or she is not subject to backup withholding due to the under reporting of income. The certification form is included as part of the share purchase application and should be completed when the account is opened.

SHAREHOLDER MEETINGS AND ELECTION OF TRUSTEES

        As a Delaware statutory trust, the Trust is not required to hold regular annual shareholder meetings and, in the normal course, does not expect to hold such meetings. The Trust, however, must hold shareholder meetings for such purposes as, for example: (i) approving certain agreements as required by the 1940 Act; (ii) changing fundamental investment restrictions of the Funds; and (iii) filling vacancies on the Board of Trustees in the event that less than a majority of the Board of Trustees were elected by shareholders or if filling a vacancy would result in less than two-thirds of the trustees having been elected by shareholders. In addition, the shareholders may remove any Trustee at any time, with or without cause, by vote of not less than a majority of the shares then outstanding. Trustees may appoint successor Trustees.

CAPITAL STRUCTURE

Shares of Beneficial Interest

        The Trust will issue new shares at its most current NAV. The Trust is authorized to issue an unlimited number of shares of beneficial interest. The Trust has registered an indefinite number of each Fund shares under Rule 24f-2 of the 1940 Act. Each share has one vote and is freely transferable; shares represent equal proportionate interests in the assets of the applicable Fund only and have identical voting, dividend, redemption, liquidation and other rights. The shares, when issued and paid for in accordance with the terms of the Prospectus, are deemed to be fully paid and non-assessable. Shares have no preemptive, cumulative voting, subscription or conversion rights. Shares can be issued as full shares or as fractions of shares. A fraction of a share has the same kind of rights and privileges as a full share on a pro-rata basis.

Additional Series

        The Trustees may from time to time establish additional series or classes of shares without the approval of shareholders. The assets of each series belong only to that series, and the liabilities of each series are borne solely by that series and no other.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

        The Trust’s Board of Trustees engaged Deloitte & Touche LLP, located at 555 East Wells Street, Milwaukee, Wisconsin 53202, to perform the annual audits of the Funds.

DESCRIPTION OF SECURITIES RATINGS

        The Funds may invest in commercial paper and commercial paper master notes assigned ratings of either Standard & Poor’s Corporation (“Standard & Poor’s”) or Moody’s Investors Service, Inc. (“Moody’s”). A brief description of the ratings symbols and their meanings follows.

Standard & Poor’s Commercial Paper Ratings

        A Standard & Poor’s commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market. Ratings are graded into several categories, ranging from A-1 for the highest quality obligations to D for the lowest. The categories rated A-3 or higher are as follows:

        A-1.   This highest category indicates that the degree of safety regarding timely payment is strong. Those issuers determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

        A-2.   Capacity for timely payment on issues with this designation is satisfactory. However the relative degree of safety is not as high as for issuers designed “A-1.”

        A-3.   Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designation.

Moody’s Short-Term Debt Ratings.

        Moody’s short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations which have an original maturity not exceeding one year. Obligations relying upon support mechanisms such as letters-of-credit and bonds of indemnity are excluded unless explicitly rated.

        Moody’s employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

        Prime-1.   Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

1.	Leading market positions in well-established industries.

2.	High rates of return on funds employed.

3.	Conservative capitalization structure with moderate reliance on debt and ample asset protection.

4.	Broad margins in earnings coverage of fixed financial charges end high internal cash generation.

5.	Well-established access to a range of financial markets and assured sources of alternate liquidity.

        Prime-2.   Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

        Prime-3.   Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

        The Funds may invest in debt securities of foreign countries rated AAA or AA by Standard & Poor’s.

Standard & Poor’s Ratings For Corporate Bonds

AAA	Debt rated AAA has the highest rating assigned by Standard & Poor’s. Capacity to pay interest and repay principal is extremely strong.

AA	Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

A	Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB	Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB	Debt rated “BB” has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which would lead to inadequate capacity to meet timely interest and principal payments. The “BB” rating category is also used for debt subordinated to senior debt that is assigned an actual or implied “BBB”or “BBB- rating.

B	Debt rated “B” has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The “B” rating category is also used for debt subordinated to senior debt that is assigned an actual or implied “BB” or “BB-”rating.

CCC	Debt rated “CCC” has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The “CCC” rating category is also used for debt subordinated to senior debt that is assigned an actual or implied “B” or “B-" rating.

CC	The rating “CC” typically is applied to debt subordinated to senior debt that is assigned an actual or implied “CCC” or “CCC-” rating.

C	The rating “C” typically is applied to debt subordinated to senior debt that is assigned an actual or implied “CC” or “CC-” debt rating. The “C” rating may be used to cover a situation where bankruptcy petition has been filed, but debt service payments are continued.

D	Debt rated “D” is in payment default. The “D” rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during the period. The “D” rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Moody’s Ratings for Bonds

Aaa	Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt-edged.”Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa	Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

A	Bonds that are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa	Bonds that are rated Baa are considered as medium grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba	Bonds that are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B	Bonds that are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time many be small.

Caa	Bonds that are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca	Bonds that are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C	Bonds that are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.